P                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                      DATE OF FISCAL YEAR END: SEPTEMBER 30

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

                                   (GRAPHIC)

                             (CAUSEWAY FUNDS LOGO)

                                 ANNUAL REPORT

                                    CAUSEWAY
                                  INTERNATIONAL
                                   VALUE FUND
                               SEPTEMBER 30, 2008

TABLE OF CONTENTS

Letter to Shareholders                                                     2
Schedule of Investments                                                    6
Sector Diversification                                                    10
Statement of Assets and Liabilities                                       11
Statement of Operations                                                   12
Statement of Changes in Net Assets                                        13
Financial Highlights                                                      14
Notes to Financial Statements                                             16
Report of Independent Registered Public Accounting Firm                   22
Notice to Shareholders                                                    23
Trustees and Officers Information                                         24
Disclosure of Fund Expenses                                               27
Statement Regarding Basis for Approval of Investment Advisory Agreement   29

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2008, the Causeway International Value Fund Institutional Class returned -29.24% and the Investor Class returned -29.40% compared to the MSCI EAFE(R) Index return of -30.12%. Since the Fund's inception on October 26, 2001, the annualized returns are 9.44% for the Institutional Class and 9.18% for the Investor Class compared to the MSCI EAFE(R) Index return of 7.54% for the same period. At fiscal year-end, the Fund had net assets of $2.55 billion including a cash and cash equivalents position of 2.6%.

PERFORMANCE REVIEW

International equity markets peaked in October 2007, responding favorably to a sustained period of loose credit, synchronized global economic expansion, and record corporate profitability. With housing and credit data becoming increasingly worrisome, investors accelerated their selling activity. As a result, the EAFE(R) Index posted negative returns in each of the final three months of calendar 2007. Equity markets then resumed their upward trajectory, delivering positive returns from January through April 2008. During this period, market leadership was confined to the two sectors most economically geared to economic growth in emerging countries: energy and materials. These were the only sectors in positive territory from January through the end of June.

Beginning in May 2008, investor unease deepened into fear, as massive global de-leveraging affected every asset class, culminating in a full-fledged credit market freeze during September 2008. As investor confidence unraveled, several high profile banks faced bankruptcy, government takeover/conservatorship, merger, or a distressed sale. This rout proved September to be the fourth worst month for equity markets since the creation of the MSCI global indexes in 1970. Since that time, only the stock market crash of 1987, the Russia/Long Term Capital Management crisis of 1998, and the Organization of the Petroleum Exporting Countries-initiated fuel crisis of 1973 delivered worse performance. Volatility, measured by VIX (the Chicago Board Options Exchange Volatility Index), soared to an intra-day level of 48 (compared with 11 in January 2007). Bond spreads (the added yield that bonds pay over Treasury debt of similar maturity) grew dramatically during the period. The London Interbank Offered Rate (the overnight rate at which banks lend to each other) spiked to over 600 basis points, reflecting banks' unwillingness to lend to each other, in anticipation of further bank failures. Every EAFE Index industry group produced negative returns during the final quarter of the fiscal year. Recognized for its economic cyclicality, the materials sector collapsed and relinquished its market leadership of the 12 months to June 2008. Other economically cyclical sectors also performed poorly, including energy, industrials, and technology. Worries over Europe's central banks' reluctance to lower interest rates may have contributed to selling pressures that exceeded those in the US. Although the US is the epicenter of subprime issuance and ensuing collateral distress, the S&P 500 market outperformed every equity market in the EAFE universe this year.


                       2 CAUSEWAY INTERNATIONAL VALUE FUND

Fund holdings in the telecommunication services, insurance, capital goods, diversified financials, and consumer durables and apparel industry groups contributed to relative outperformance, while holdings in the banks, pharmaceuticals, materials, energy, and transportation industry groups detracted from relative performance during the period. The top individual contributor to performance this period was pachinko game manufacturer, Sankyo (Japan). Other notable contributors to return included sugar refiner, Tate & Lyle (UK), power utility, Enagas (Spain), energy services company, Precision Drilling Trust (Canada), and institutional catering company, Compass Group (UK). Several European banks topped the list of largest individual detractors to return including HBOS (UK), Royal Bank of Scotland Group (UK), and Allied Irish Banks (Ireland). Other notable underperformers compared to the Index included energy services company, Technip (France) and mobile telecommunications equipment manufacturer, Ericsson (Sweden).

Currencies demonstrated significant volatility over the period, with the US dollar reversing its multi-year decline (particularly versus European currencies). The dollar appreciated versus every major currency except the Japanese yen during the July through September period. Due to the Fund's relative underweight to companies listed in Japan and exposure to companies listed in South Korea, the Fund was adversely affected by currency movements this fiscal year.

SIGNIFICANT PORTFOLIO CHANGES

With historically high levels of share price volatility, the Fund purchased industry leading companies while other investors fled for the exits. As a result of our bottom up security selection based on risk-adjusted expected returns, the Fund's exposure to several sectors and countries changed during the fiscal year. The weightings in industrials, utilities, and energy increased, while consumer discretionary, technology, and health care decreased. Notable changes in country weightings during the fiscal year included reduced exposure to companies in the United Kingdom (-6.43%) and Norway (-1.26%) and increased exposure to companies in France (+3.35%), Germany (+1.96%) and Switzerland (+1.60%).

Significant purchases this year included shipbuilder, Hyundai Heavy Industries (South Korea), power utility, Electricite de France, mining equipment manufacturer, Atlas Copco (Sweden), telecommunication services provider, TELUS Corp (Canada), and insurer, Sony Financial Holdings (Japan). The largest sales during the period included telecommunications equipment manufacturer, Ericsson (Sweden), defense contractor, BAE Systems (UK), Astellas Pharmaceuticals (Japan), telecommunication services provider, Telefonica (Spain), and insurer, Manulife (Canada).

INVESTMENT OUTLOOK

An unwinding of any speculative period in financial markets generates selling pressure that causes asset prices to decline well below fundamental valuations. A company's potential to generate earnings and cash flow will ultimately determine the direction of its share price. Causeway's portfolio managers


                       CAUSEWAY INTERNATIONAL VALUE FUND 3
saw this type of selling pressure afflict markets in the early 1990's, again during the Asian crisis of the late 1990's, and as recently as the first few years of this decade. In 2008, a scramble by investors to price securities for anticipated risk led to another extreme sell off. With contracting credit conditions, the business cycle in many industries has deteriorated; however, the global financial system will right itself, especially with the liquidity support of the major central banks. We recognize that the most speculative assets have become permanently impaired. Furthermore, eroding confidence has closed the door to short-term funding for several well-known banks and broker-dealers. This does not deter our efforts to identify purchase candidates. Experience tells us that indiscriminate selling provides investors a rare opportunity to buy world-class companies trading at historically low valuations. The greatest long-term upside for holdings in the Fund will likely come from equities in the financial sector and other economically-sensitive areas such as capital goods. Across all industries, companies currently trade at share prices that embed no earnings recovery. We are taking advantage of the extreme stress placed on equity and debt markets by a careful and rational emphasis on industry dominance, financial strength and undervaluation. As selling pressure reaches a climax, we expect a resolution to the concerns over systemic risk, and eventually an inexorable upswing in equity markets, consistent with fundamental valuations.

We thank you for your continued confidence in Causeway International Value Fund and look forward to serving you in the future.


/s/ Harry W. Hartford      /s/ Sarah H. Ketterer      /s/ James A. Doyle
Harry W. Hartford          Sarah H. Ketterer          James A. Doyle
Portfolio Manager          Portfolio Manager          Portfolio Manager


/s/ Jonathan P. Eng        /s/ Kevin Durkin
Jonathan P. Eng            Kevin Durkin
Portfolio Manager          Portfolio Manager

October 20, 2008

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.


                       4 CAUSEWAY INTERNATIONAL VALUE FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN CAUSEWAY INTERNATIONAL VALUE FUND, INSTITUTIONAL CLASS SHARES AND INVESTOR CLASS SHARES VERSUS THE MSCI EAFE(R) INDEX
                                 (PERFORMANCE GRAPH)

               Causeway         Causeway
             International   International
                 Value           Value
                 Fund,           Fund,
             Institutional      Investor     MSCI EAFE(R)
                Class            Class         Index
             -------------   -------------   -----------
10/26/01       $10,000         $10,000         $10,000
 9/30/02         8,828           8,805           8,062
 9/30/03        12,024          11,954          10,201
 9/30/04        15,321          15,201          12,499
 9/30/05        18,381          18,201          15,789
 9/30/06        21,790          21,527          18,891
 9/30/07        26,415          26,032          23,685
 9/30/08        18,691          18,380          16,549

                                 Annualized   Annualized   Annualized
                      One Year     3 Year       5 Year      Inception
                       Return      Return       Return       to Date
                      --------   ----------   ----------   ----------
Institutional Class    -29.24%      0.56%        9.22%        9.44%
Investor Class         -29.40%      0.33%        8.98%        9.18%
MSCI EAFE (R) Index    -30.12%      1.58%       10.16%        7.54%

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway International Value Fund is October 26, 2001.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-947-7000 OR VISIT WWW.CAUSEWAYFUNDS.COM. INVESTMENT PERFORMANCE MAY REFLECT FEE WAIVERS. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN MAY BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICE FEE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EAFE(R) INDEX IS AN ARITHMETICAL AVERAGE WEIGHTED BY MARKET VALUE OF THE PERFORMANCE OF APPROXIMATELY 1,000 NON-U.S. COMPANIES REPRESENTING 20 STOCK MARKETS IN EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS GROSS OF WITHHOLDING TAXES AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).


                       CAUSEWAY INTERNATIONAL VALUE FUND 5

SCHEDULE OF INVESTMENTS (000)*
SEPTEMBER 30, 2008

CAUSEWAY INTERNATIONAL VALUE FUND          NUMBER OF SHARES      VALUE
---------------------------------          ----------------   ----------
COMMON STOCK
CANADA -- 3.0%
   Precision Drilling Trust                    2,125,545      $   34,959
   TELUS Corp., Class A                        1,153,170          41,304
                                                              ----------
                                                                  76,263
                                                              ----------
FRANCE -- 19.4%
   Air Liquide(1)                                243,928          26,796
   AXA SA(1)                                   1,985,648          64,980
   BNP Paribas SA(1)                             573,181          54,699
   Electricite de France(1)                      967,793          69,965
   France Telecom SA+(1)                       2,391,284          67,055
   Sanofi-Aventis SA+(1)                         782,507          51,432
   Technip SA(1)                               1,552,439          87,209
   Vinci SA(1)                                 1,560,779          73,517
                                                              ----------
                                                                 495,653
                                                              ----------
GERMANY -- 10.7%
   Bayer AG(1)                                   533,603          39,068
   Deutsche Post AG(1)                         1,741,809          36,332
   E.ON AG(1)                                  1,577,156          79,367
   Linde AG(1)                                   234,925          25,079
   Siemens AG(1)                                 985,541          91,902
                                                              ----------
                                                                 271,748
                                                              ----------
GREECE -- 1.0%
   OPAP SA(1)                                    838,827          25,740
                                                              ----------
HONG KONG -- 0.9%
   Yue Yuen Industrial Holdings Ltd.+(1)       8,798,033          24,035
                                                              ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       6 CAUSEWAY INTERNATIONAL VALUE FUND

SEPTEMBER 30, 2008

CAUSEWAY INTERNATIONAL VALUE FUND          NUMBER OF SHARES      VALUE
---------------------------------          ----------------   ----------
IRELAND -- 3.9%
   Allied Irish Banks PLC(1)                   3,621,323      $   29,536
   C&C Group PLC(1)                            5,156,051          13,255
   CRH PLC(1)                                  2,023,010          43,211
   Smurfit Kappa Group PLC+(1)                 3,012,955          13,035
                                                              ----------
                                                                  99,037
                                                              ----------
ITALY -- 1.4%
   UniCredito Italiano SpA(1)                  9,351,746          34,959
                                                              ----------
JAPAN -- 9.6%
   Honda Motor Co. Ltd.(1)                     2,067,400          62,725
   Mitsubishi Gas Chemical Co. Inc.(1)         5,988,000          28,966
   Mitsubishi UFJ Financial Group Inc.(1)      6,252,500          54,536
   Sankyo Co. Ltd.(1)                            974,100          49,457
   SMC Corp.(1)                                   21,900           2,282
   Sony Financial Holdings Inc.+(1)               12,000          47,257
                                                              ----------
                                                                 245,223
                                                              ----------
NETHERLANDS -- 10.3%
   Akzo Nobel NV(1)                              853,230          40,951
   ASML Holding NV(1)                            281,140           4,912
   ING Groep NV(1)                             1,909,356          40,921
   Koninklijke Philips Electronics NV(1)       2,104,260          57,078
   Reed Elsevier NV(1)                         2,671,203          39,616
   TNT NV(1)                                   2,153,634          59,653
   Unilever NV(1)                                732,382          20,610
                                                              ----------
                                                                 263,741
                                                              ----------
NORWAY -- 1.5%
   Aker Solutions ASA(1)                       2,338,350          37,869
                                                              ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY INTERNATIONAL VALUE FUND 7

SEPTEMBER 30, 2008

CAUSEWAY INTERNATIONAL VALUE FUND          NUMBER OF SHARES      VALUE
---------------------------------          ----------------   ----------
SOUTH KOREA -- 4.4%
   Hyundai Heavy Industries(1)                   297,836      $   68,987
   Samsung Electronics Co. Ltd.(1)                94,190          43,186
                                                              ----------
                                                                 112,173
                                                              ----------
SPAIN -- 2.7%
   Telefonica SA(1)                            2,904,986          69,054
                                                              ----------
SWEDEN -- 2.0%
   Atlas Copco AB, Class A(1)                  4,489,800          51,013
                                                              ----------
SWITZERLAND -- 6.8%
   Credit Suisse Group(1)                      1,009,424          47,147
   Novartis AG(1)                                963,683          50,742
   UBS AG(1)                                   1,541,014          26,342
   Zurich Financial Services AG(1)               180,697          50,043
                                                              ----------
                                                                 174,274
                                                              ----------
UNITED KINGDOM -- 18.0%
   Aviva PLC(1)                                5,075,675          44,141
   BAE Systems PLC(1)                          5,929,020          43,700
   BP PLC(1)                                   5,332,372          44,401
   British American Tobacco PLC(1)             2,350,399          76,719
   HSBC Holdings PLC(1)                        2,516,415          40,192
   Royal Bank of Scotland Group PLC(1)        15,760,624          50,832
   Royal Dutch Shell PLC, Class B(1)           2,194,418          61,635
   StoltNielsen SA(1)                            980,670          11,638
   Unilever PLC(1)                             1,301,493          35,382
   Vodafone Group PLC(1)                      22,493,435          49,665
                                                              ----------
                                                                 458,305
                                                              ----------
TOTAL COMMON STOCK
   (COST $2,883,250) -- 95.6%                                  2,439,087
                                                              ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       8 CAUSEWAY INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
SEPTEMBER 30, 2008

CAUSEWAY INTERNATIONAL VALUE FUND                       NUMBER OF SHARES      VALUE
---------------------------------                       ----------------   ----------
SHORT-TERM INVESTMENT
   Dreyfus Treasury Prime Cash Management, 0.930%**           67,214,963   $   67,215
                                                                           ----------
TOTAL SHORT-TERM INVESTMENT
   (COST $67,215) -- 2.6%                                                      67,215
                                                                           ----------
TOTAL INVESTMENTS -- 98.2%
   (COST $2,950,465)                                                        2,506,302
                                                                           ----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.8%                                  44,713
                                                                           ----------
NET ASSETS -- 100.0%                                                       $2,551,015
                                                                           ==========

*    Except for share data.

** The rate shown represents the 7-day effective yield as of September 30, 2008.

+ Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges, or to qualified institutional buyers.

(1)  Security is fair valued (see Note 2 in the Notes to Financial Statements).

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY INTERNATIONAL VALUE FUND 9

SECTOR DIVERSIFICATION

AS OF SEPTEMBER 30, 2008, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                                                        % OF NET
CAUSEWAY INTERNATIONAL VALUE FUND                                        ASSETS
---------------------------------------------------------------------   --------
COMMON STOCK
Financials                                                                28.0%
Industrials                                                               19.2
Consumer Discretionary                                                    10.9
Energy                                                                     7.3
Telecommunication Services                                                 7.3
Materials                                                                  7.0
Utilities                                                                  5.8
Health Care                                                                5.5
Consumer Staples                                                           2.7
Information Technology                                                     1.9
                                                                         -----
TOTAL COMMON STOCK                                                        95.6
                                                                         -----
SHORT-TERM INVESTMENT                                                      2.6
                                                                         -----
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                               1.8
                                                                         -----
NET ASSETS                                                               100.0%
                                                                         =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      10 CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (000)*

                                                                      CAUSEWAY
                                                                   INTERNATIONAL
                                                                     VALUE FUND
                                                                   -------------
                                                                      9/30/08
                                                                   -------------
ASSETS:
   Investments at Market Value (Cost $2,950,465)                    $2,506,302
   Receivable for Investment Securities Sold                            64,030
   Receivable for Tax Reclaims                                           6,366
   Receivable for Dividends and Interest                                 4,512
   Receivable for Fund Shares Sold                                       3,506
   Receivable for Foreign Currency                                       1,804
                                                                    ----------
      TOTAL ASSETS                                                   2,586,520
                                                                    ----------
LIABILITIES:
   Payable for Investment Securities Purchased                          23,116
   Payable for Fund Shares Redeemed                                      9,627
   Payable due to Investment Adviser                                     1,854
   Payable for Shareholder Service Fees -- Investor Class                  141
   Payable due to Administrator                                            122
   Payable for Trustees' Fees                                               90
   Other Accrued Expenses                                                  555
                                                                    ----------
      TOTAL LIABILITIES                                                 35,505
                                                                    ----------
      NET ASSETS                                                    $2,551,015
                                                                    ==========
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)        $2,826,573
   Undistributed Net Investment Income                                  88,127
   Accumulated Net Realized Gain on Investments                         80,541
   Net Unrealized Depreciation on Investments                         (444,163)
   Net Unrealized Depreciation on Foreign Currencies and
      Translation of Other Assets and Liabilities Denominated in
      Foreign Currencies                                                   (63)
                                                                    ----------
      NET ASSETS                                                    $2,551,015
                                                                    ==========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $1,548,541,636 / 127,504,603 SHARES) -- INSTITUTIONAL CLASS   $    12.14
                                                                    ==========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $1,002,473,406 / 83,162,464 SHARES) -- INVESTOR CLASS         $    12.05
                                                                    ==========

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      CAUSEWAY INTERNATIONAL VALUE FUND 11

STATEMENT OF OPERATIONS (000)

                                                                      CAUSEWAY
                                                                   INTERNATIONAL
                                                                     VALUE FUND
                                                                   -------------
                                                                    10/01/07 to
                                                                      9/30/08
                                                                   -------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $15,602)       $   132,974
                                                                    -----------
   TOTAL INVESTMENT INCOME                                              132,974
                                                                    -----------
EXPENSES:
   Investment Advisory Fees                                              30,476
   Shareholder Service Fees -- Investor Class                             3,310
   Administration Fees                                                    1,725
   Custodian Fees                                                         1,151
   Printing Fees                                                            468
   Transfer Agent Fees                                                      323
   Trustees' Fees                                                           216
   Professional Fees                                                        167
   Registration Fees                                                         44
   Other Fees                                                               263
                                                                    -----------
   TOTAL EXPENSES                                                        38,143
                                                                    -----------
   NET INVESTMENT INCOME                                                 94,831
                                                                    -----------
   NET REALIZED AND UNREALIZED GAIN (Loss) ON INVESTMENTS AND
      FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                          99,550
   Net Realized Loss from Foreign Currency Transactions                  (2,313)
   Net Change in Unrealized Depreciation on Investments              (1,364,263)
   Net Change in Unrealized Depreciation on Foreign Currency and
      Translation of Other Assets and Liabilities Denominated in
      Foreign Currency                                                     (409)
                                                                    -----------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS                                          (1,267,435)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(1,172,604)
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      12 CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                       CAUSEWAY INTERNATIONAL
                                                                             VALUE FUND
                                                                     --------------------------
                                                                      10/01/07 to   10/01/06 to
                                                                        9/30/08       9/30/07
                                                                     ------------   -----------
OPERATIONS:
   Net Investment Income                                             $    94,831    $   94,115
   Net Realized Gain from Security Transactions                           99,550       836,449
   Net Realized Loss from Foreign Currency Transactions                   (2,313)         (207)
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments                                                     (1,364,263)       55,379
   Net Change in Unrealized Appreciation (Depreciation) on
      Foreign Currency and Translation of Other Assets and
      Liabilities Denominated in Foreign Currency                           (409)          393
                                                                     -----------    ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    (1,172,604)      986,129
                                                                     -----------    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                                (60,622)      (39,798)
      Investor Class                                                     (31,378)      (13,963)
                                                                     -----------    ----------
   Total Net Investment Income Dividends                                 (92,000)      (53,761)
                                                                     -----------    ----------
   Net Capital Gain Distributions:
      Institutional Class                                               (534,883)     (154,256)
      Investor Class                                                    (310,212)      (66,745)
                                                                     -----------    ----------
   Total Net Capital Gain Distributions                                 (845,095)     (221,001)
                                                                     -----------    ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                    (937,095)     (274,762)
                                                                     -----------    ----------
   NET DECREASE IN NET ASSETS DERIVED
      FROM CAPITAL SHARE TRANSACTIONS(1)                                (203,354)     (604,802)
   Redemption Fees(2)                                                         55           365
                                                                     -----------    ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            (2,312,998)      106,930
                                                                     -----------    ----------
NET ASSETS:
      Beginning of Year                                                4,864,013     4,757,083
                                                                     -----------    ----------
      END OF YEAR                                                    $ 2,551,015    $4,864,013
                                                                     ===========    ==========
      UNDISTRIBUTED NET INVESTMENT INCOME                            $    88,127    $   87,612
                                                                     ===========    ==========

(1)  See Note 7 in the Notes to Financial Statements.

(2)  See Note 2 in the Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      CAUSEWAY INTERNATIONAL VALUE FUND 13

FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                               Net Realized
                                                    and
                      Net Asset                 Unrealized                                                  Total
                        Value,                     Gain          Total      Dividends                     Dividends
                      Beginning       Net       (Loss) on        from       from Net    Distributions        and
                      of Period   Investment    Investments   Operations   Investment    from Capital   Distributions   Redemption
                         ($)      Income ($)       ($)            ($)      Income ($)     Gains ($)          ($)         Fees ($)
                      ---------   ----------   ------------   ----------   ----------   -------------   -------------   ----------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2008                 21.85        0.42         (5.68)        (5.26)       (0.45)         (4.00)          (4.45)          --
   2007                 19.04        0.39          3.54          3.93        (0.23)         (0.89)          (1.12)          --
   2006                 16.99        0.39          2.61          3.00        (0.37)         (0.58)          (0.95)          --
   2005                 14.80        0.34          2.56          2.90        (0.26)         (0.45)          (0.71)          --
   2004                 11.86        0.23          2.98          3.21        (0.18)         (0.09)          (0.27)          --
INVESTOR CLASS
   2008                 21.71        0.39         (5.64)        (5.25)       (0.41)         (4.00)          (4.41)          --
   2007                 18.93        0.33          3.53          3.86        (0.19)         (0.89)          (1.08)          --
   2006                 16.90        0.35          2.60          2.95        (0.34)         (0.58)          (0.92)          --
   2005                 14.73        0.29          2.57          2.86        (0.24)         (0.45)          (0.69)          --
   2004                 11.81        0.18          2.99          3.17        (0.16)         (0.09)          (0.25)          --

+    Per share amounts calculated using average shares method.

++ Expense ratio affected by commission recapture payments. See Note 2 in the Notes to Financial Statements.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      14 CAUSEWAY INTERNATIONAL VALUE FUND

                                            Ratio of
                                           Expenses to                      Ratio
                                           Average Net     Ratio of        of Net
                            Net Assets       Assets        Expenses      Investment
  Net Asset                   End of       (Excluding     to Average       Income       Portfolio
 Value, End       Total       Period       Commission         Net        to Average      Turnover
of Period ($)   Return(%)     ($000)     Recapture) (%)     Assets     Net Assets (%)    Rate(%)
-------------   ---------   ----------   --------------   ----------   --------------   ---------
    12.14        (29.24)     1,548,542        0.91          0.91            2.56            29
    21.85         21.22      3,080,040        0.90          0.90            1.89            40
    19.04         18.54      3,323,722        0.92          0.92            2.18            38
    16.99         19.98      2,817,467        0.98          0.98            2.10            22
    14.80         27.41        997,371        1.02          1.00++          1.61            21

    12.05        (29.40)     1,002,473        1.15          1.15            2.38            29
    21.71         20.92      1,783,973        1.13          1.13            1.63            40
    18.93         18.27      1,433,361        1.15          1.15            1.97            38
    16.90         19.74      1,191,991        1.21          1.21            1.81            22
    14.73         27.16        741,969        1.25          1.23++          1.31            21

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      CAUSEWAY INTERNATIONAL VALUE FUND 15

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Causeway International Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has two additional series, the financial statements of which are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the last reported bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.


                      16 CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

CASH AND CASH EQUIVALENTS -- Investments in the Dreyfus Treasury Prime Cash Management money market fund are valued daily at the net asset value per share.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - During the fiscal year, the Fund imposed a redemption fee of 2% on the original value of capital shares redeemed by shareholders less than 90 days after purchase. (Effective December 1, 2008, the redemption fee period will be reduced to 60 days.) The redemption fee does not apply to shares purchased through reinvested distributions, shares redeemed through designated systematic withdrawal plans, or omnibus account


                      CAUSEWAY INTERNATIONAL VALUE FUND 17

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. For the fiscal year ended September 30, 2008, the Institutional Class and Investor Class received $34,682 and $19,952 in redemption fees, respectively.

Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the year ended September 30, 2008, the Fund received commission recapture payments of $106,354. Prior to 2004, commission recapture payments were offset against expenses.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Adviser contractually agreed through September 30, 2008 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% and 1.30% of Institutional Class and Investor Class average daily net assets, respectively. No waivers or reimbursements were required under the agreement for the year ended September 30, 2008.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Effective January 1, 2006, under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence on the agreement date increased by $80,000 for any portfolio created thereafter and increased by $20,000 for each new class in excess of two added after the agreement date.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2008, the Investor Class paid 0.23% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.


                      18 CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

The officers of the Trust are also officers or employees of the Administrator, Distributor or Adviser. They receive no fees for serving as officers of the Trust.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2008, for the Fund were as follows:

 Purchases      Sales
  (000)         (000)
-----------   ----------
 $1,087,620   $2,129,950

5. RISKS OF FOREIGN INVESTING

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future social, political and economic developments and the level of governmental supervision and regulation of securities markets in different foreign countries. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2008 (000):

 Undistributed    Accumulated
Net Investment   Net Realized
    Income           Gain
--------------   ------------
   $(2,316)         $2,316

These reclassifications had no impact on net assets or net asset value per share.


                      CAUSEWAY INTERNATIONAL VALUE FUND 19

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2008 and September 30, 2007, were as follows (000):

                  Ordinary    Long-Term
                   Income    Capital Gain     Total
                  --------   ------------   ----------
2008              $231,396       $705,699     $937,095
2007                59,291        215,471      274,762

As of September 30, 2008, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income          $  90,438
Undistributed Long-Term Capital Gain      85,472
Unrealized Depreciation                 (449,157)
Post-October Currency Losses              (1,619)
Other Temporary Differences                 (692)
                                       ---------
Total Accumulated Losses               $(275,558)
                                       =========

Post-October currency losses represent losses realized on currency transactions from November 1, 2007 through September 30, 2008 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

At September 30, 2008, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                                  Net
  Federal      Appreciated     Depreciated     Unrealized
 Tax Cost      Securities      Securities     Depreciation
----------   -------------   --------------  -------------
 $2,955,396     $127,341       $(576,435)     $(449,094)

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                              Fiscal Year Ended            Fiscal Year Ended
                                             September 30, 2008           September 30, 2007
                                           ------------------------    -----------------------
                                             SHARES        VALUE         SHARES      VALUE
                                           ----------   -----------    ---------  ------------
INSTITUTIONAL CLASS:
Shares Sold                                    17,277   $   294,348       22,393   $   453,681
Shares Issued in Reinvestment of
   Dividends and Distributions                30, 817       502,317        8,472       167,825
Shares Redeemed                               (61,569)   (1,008,640)     (64,412)   (1,356,018)
                                              -------   -----------     --------   -----------
Decrease in Shares Outstanding Derived
   from Institutional Class Transactions      (13,475)     (211,975)     (33,547)     (734,512)
                                              -------   -----------     --------   -----------
INVESTOR CLASS:
Shares Sold                                    21,359       344,186       19,707       403,280
Shares Issued in Reinvestment of
   Dividends and Distributions                 20,830       337,658        4,044        79,744
Shares Redeemed                               (41,211)     (673,223)     (17,284)     (353,314)
                                              -------   -----------      -------   -----------
Increase in Shares Outstanding Derived
   from Investor Class Transactions               978         8,621        6,467       129,710
                                              -------   -----------      -------   -----------
Decrease in Shares Outstanding from
   Capital Share Transactions                 (12,497)  $  (203,354)     (27,080)  $  (604,802)
                                              =======   ===========      =======   ===========


                      20 CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a more-likely-than-not standard that, based on the technical merits, they have a more than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities.

Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund's tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management has reviewed the statement and has determined that the adoption of FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.


                      CAUSEWAY INTERNATIONAL VALUE FUND 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the "Fund") at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 26, 2008


                      22 CAUSEWAY INTERNATIONAL VALUE FUND

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2009. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2008, the Fund is designating the following items with regard to distributions paid during the year:

     (A)              (B)                                                (E)
  Long Term        Ordinary            (C)              (D)          Dividends(1)
Capital Gains       Income         Tax Exempt          Total         for Corporate
Distributions    Distributions   Distributions     Distributions   Dividends Received
 (Tax Basis)      (Tax Basis)      (Tax Basis)      (Tax Basis)        Deduction
-------------    -------------   --------------    -------------   ------------------
   75.31%           24.69%            0.00%           100.00%          0.00%

                                            (I)
     (F)                                 Qualified
  Qualified         (G)        (H)      Short-Term
Dividend Income   Foreign    Interest    Capital
(15% Tax Rate       Tax      Related      Gain
   for QDI)        Credit   Dividends    Dividends
---------------   -------   ---------   -----------
    62.65%         6.32%      0.28%       100.00%

Foreign taxes accrued during the fiscal year ended September 30, 2008, amounted to $15,602,329 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 - Dividend for the year ending December 31, 2008. In addition, for the fiscal year ended September 30, 2008, gross income derived from sources within foreign countries amounted to $146,790,799 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution excluding pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of "Qualified Dividend Income" as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the Fund's intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is based on a percentage of ordinary income distributions of the Fund.

Item (H) is the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of "Qualified Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.


                      CAUSEWAY INTERNATIONAL VALUE FUND 23

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

                                             TERM OF                                     NUMBER OF
                                             OFFICE                                     PORTFOLIOS
                                               AND                PRINCIPAL               IN TRUST              OTHER
         NAME              POSITION(S)      LENGTH OF           OCCUPATION(S)             COMPLEX           DIRECTORSHIPS
       ADDRESS,           HELD WITH THE       TIME               DURING PAST            OVERSEEN BY            HELD BY
        AGE(1)               COMPANY        SERVED(2)            FIVE YEARS           BOARD MEMBER(3)      BOARD MEMBER(4)
----------------------   --------------   ------------   --------------------------   ---------------   --------------------
INDEPENDENT
BOARD MEMBERS(5)

John A. G. Gavin         Trustee          Since 9/01     Chairman, Gamma Holdings            3          Director, TCW Funds,
Age: 77                                                  (international consulting                      Inc. and TCW
                                                         and investment holding                         Strategic Income
                                                         company) (since 1968);                         Fund, Inc.; Trustee,
                                                         Senior Counselor, Hicks                        Hotchkis and Wiley
                                                         TransAmerica Partners                          Funds; Director,
                                                         (private equity investment                     Claxson, S.A.
                                                         firm) (since 2001).

Eric H. Sussman          Trustee          Since 9/01     Tenured Lecturer, Anderson           3         Trustee, Presidio
Age: 42                                                  Graduate School of                             Funds
                                                         Management, University of
                                                         California, Los Angeles
                                                         (since 1995); President,
                                                         Amber Capital, Inc. (real
                                                         estate investment and
                                                         financial planning firm)
                                                         (since 1993).


                      24 CAUSEWAY INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS INFORMATION (Unaudited)
(CONTINUED)

                                             TERM OF                                     NUMBER OF
                                             OFFICE                                     PORTFOLIOS
                                               AND                PRINCIPAL               IN TRUST              OTHER
         NAME              POSITION(S)      LENGTH OF           OCCUPATION(S)             COMPLEX           DIRECTORSHIPS
       ADDRESS,           HELD WITH THE       TIME               DURING PAST            OVERSEEN BY            HELD BY
        AGE(1)               COMPANY        SERVED(2)            FIVE YEARS           BOARD MEMBER(3)      BOARD MEMBER(4)
----------------------   --------------   ------------   --------------------------   ---------------   --------------------
OFFICERS

Turner Swan              President and    Since 8/01     General Counsel and Member         N/A                  N/A
11111 Santa              Secretary                       of the Adviser (since
Monica Blvd.,                                            2001).
Suite 1500,
Los Angeles, CA
90025
Age: 46

Gracie V. Fermelia       Chief            CCO (since     Chief Compliance Officer           N/A                  N/A
11111 Santa              Compliance       7/05); Asst.   of the Adviser (since July
Monica Blvd.,            Officer and      Sect. (since   2005); Chief Operating
Suite 1500,              Assistant        8/01)          Officer and Member of the
Los Angeles, CA          Secretary                       Adviser (since 2001).
90025
Age: 47

Michael Lawson(6)        Treasurer        Since 7/05     Director of the                    N/A                  N/A
One Freedom                                              Administrator's Fund
Valley Drive                                             Accounting department
Oaks, PA 19456                                           (since July 2005); Manager
Age: 47                                                  in the Administrator's
                                                         Fund Accounting department
                                                         (November 1998 to July
                                                         2005).

Joseph M. Gallo(6)       Vice President   Since 7/08     Corporate Counsel, of the          N/A                  N/A
One Freedom              and Assistant                   Administrator (since
Valley Drive             Secretary                       2007); Associate Counsel,
Oaks, PA 19456                                           ICMA Retirement
Age: 35                                                  Corporation (2004-2007);
                                                         Federal Investigator, U.S.
                                                         Department of Labor
                                                         (2002-2004); U.S.
                                                         Securities and Exchange
                                                         Commission-Division of of
                                                         Investment Management
                                                         (2003).

Carolyn F. Mead(6)       Vice President   Since 7/08     Corporate Counsel, of the          N/A                  N/A
One Freedom              and Assistant                   Administrator (since
Valley Drive             Secretary                       2007); Associate Counsel,
Oaks, PA 19456                                           Stradley, Ronan, Stevens &
Age: 52                                                  Young LLP (2004-2007);
                                                         Counsel, ING Variable
                                                         Annuities (1999-2002).


                      CAUSEWAY INTERNATIONAL VALUE FUND 25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)
(CONCLUDED)

                                             TERM OF                                     NUMBER OF
                                             OFFICE                                     PORTFOLIOS
                                               AND                PRINCIPAL               IN TRUST              OTHER
         NAME              POSITION(S)      LENGTH OF           OCCUPATION(S)             COMPLEX           DIRECTORSHIPS
       ADDRESS,           HELD WITH THE       TIME               DURING PAST            OVERSEEN BY            HELD BY
        AGE(1)               COMPANY        SERVED(2)            FIVE YEARS           BOARD MEMBER(3)      BOARD MEMBER(4)
----------------------   --------------   ------------   --------------------------   ---------------   --------------------
Bernadette Sparling(6)   Vice President   Since 7/08     Corporate Counsel, of the          N/A                  N/A
One Freedom              and Assistant                   Administrator (since
Valley Drive             Secretary                       2005); Associate Counsel,
Oaks, PA 19456                                           Blank Rome LLP
Age: 31                                                  (2001-2005).

----------
(1) Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust's Bylaws.

(3) The "Trust Complex" consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2008, the Trust Complex consisted of one investment company with three portfolios -- the International Value Fund, the Emerging Markets Fund, and the Global Value Fund.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) On October 10, 2008, the Trust held a Special Meeting of Shareholders to consider a proposal to elect three additional trustees to the Trust's Board of Trustees. The three nominees, Lawry J. Meister, John R. Graham and Mark
     D. Cone, were elected to the Board by a plurality of votes of shareholders of the entire Trust. As a result of the vote, the Trust's Board is currently comprised of five trustees. Messrs. Gavin, Sussman and Graham and Ms. Meister are considered independent trustees within the meaning of the 1940 Act. Mr. Cone is considered an interested trustee because he is an officer of the Adviser.

(6) These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


                      26 CAUSEWAY INTERNATIONAL VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.


                      CAUSEWAY INTERNATIONAL VALUE FUND 27

DISCLOSURE OF FUND EXPENSES (Unaudited)
(CONCLUDED)

                                    BEGINNING     ENDING                 EXPENSES
                                     ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                      VALUE       VALUE      EXPENSE      DURING
                                     4/1/08     9/30/08       RATIOS      PERIOD*
                                    ---------   ---------   ----------   --------
CAUSEWAY INTERNATIONAL VALUE FUND
ACTUAL FUND RETURN
Institutional Class                 $1,000.00   $  784.70       0.91%      $4.10
HYPOTHETICAL 5% RETURN
Institutional Class                 $1,000.00   $1,020.40       0.91%      $4.65
CAUSEWAY INTERNATIONAL VALUE FUND
ACTUAL FUND RETURN
Investor Class                      $1,000.00   $  784.00       1.15%      $5.13
HYPOTHETICAL 5% RETURN
Investor Class                      $1,000.00   $1,019.25       1.15%      $5.81

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).


                      28 CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Under Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required annually to approve continuance of the investment advisory agreement (the "Advisory Agreement") between Causeway Capital Management Trust and Causeway Capital Management LLC (the "Adviser") with respect to Causeway International Value Fund (the "Fund"). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not "interested persons" of the Trust as defined in the 1940 Act). The Board was comprised entirely of independent Trustees when the continuation of the Advisory Agreement was considered.

INFORMATION RECEIVED. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser's services, including information concerning the Fund's performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on July 31, 2008, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the Trustees' behalf by their independent legal counsel.

FACTORS CONSIDERED. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund and the Adviser, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and
(6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser's personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser's principal personnel who provided services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser's commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser's investment philosophy and processes and considered the scope of the Adviser's services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.


                      CAUSEWAY INTERNATIONAL VALUE FUND 29

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

Second, regarding the investment performance of the Fund and the Adviser, the Trustees reviewed the investment results of the Fund's Institutional and Investor share classes for the quarter-to-date, year-to-date, one-year, three-year, five-year and since inception (10/26/01) periods ended June 30, 2008, compared to the MSCI EAFE(R) Index (the "Index"), the Morningstar U.S. Open End Foreign Large Value category, and a peer group of nineteen international equity funds (including the Fund) used by the Board to track performance during the year. The Trustees noted that although the Institutional and Investor Classes of the Fund returned approximately 13% annualized since inception, outperforming the EAFE Index and Morningstar category by more than 1% annually, they underperformed the comparative measures during most of the other periods. The Trustees noted that the underperformance in shorter periods was primarily attributable to underweightings in certain markets and industry sectors in 2007 and 2005, and to stock selection in Japan in the second half of 2005, and concluded that the Adviser's record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, the Trustees compared the Fund's advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund's advisory fee was comparable to the average and median advisory fees charged by funds in the Morningstar U.S. Open End Foreign Large Value category, and its expense ratios were well below the average and median of the funds in that Morningstar category. The independent Trustees also compared the Fund's advisory fee with those paid by the Adviser's separate account and subadvised mutual fund clients and noted that, although these fees were somewhat lower than those paid by the Fund, the differences appropriately reflected the Adviser's significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund's disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, fair valuation, regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, proxy voting, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund's advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser's estimated after tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost methodology presented to the Trustees was reasonable. They noted that the Adviser's estimated profit margin and estimated net income decreased from the prior year, due primarily to decreased Fund assets. They also observed that the Adviser's estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these


                      30 CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (concluded)

matters, the Trustees concluded that the Adviser's operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund's advisory fee schedule did not contain fee breakpoints, it was difficult to determine the existence or extent of any economies of scale. They noted that the Adviser was sharing economies of scale by devoting additional resources to staff and technology in order to focus on continued performance and service to the Fund's shareholders, and that the overall level of the advisory fees paid by the Fund was reasonable. They also noted that the Fund's management fee and expense ratio continued to be competitive when compared with industry ranges. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately, and they would continue to monitor the appropriateness of fee breakpoints in the future.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund -- often called "fall-out" benefits -- the Trustees observed that the Adviser does not earn common "fall-out" benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, "contingent deferred sales commissions" or "float" benefits on short-term cash. The Trustees concluded that the primary "fall-out" benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.

APPROVAL. At the July 31, 2008 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser and in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund's advisory fees are reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2008.


                      CAUSEWAY INTERNATIONAL VALUE FUND 31

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.

                                                                 CCM-AR-001-0700


                        CAUSEWAY INTERNATIONAL VALUE FUND

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2008, there were no changes or waivers to the code of ethics.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the fiscal years ended September 30, 2008 and 2007 were as follows:

------------------ ----------------- -----------------
                         2008              2007
------- ---------- ----------------- -----------------
(a)     Audit      $116,700          $82,400
        Fees

------- ---------- ----------------- -----------------
(b)     Audit-     None              None
        Related
        Fees
------- ---------- ----------------- -----------------
(c)     Tax        $22,200           $13,500
        Fees(1)

------- ---------- ----------------- -----------------
(d)     All        None              None
        Other
        Fees
------- ---------- ----------------- -----------------


Note:
   (1) Tax fees include amounts related to tax return reviews.

(e)(1) The registrant's audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant's financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant's investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g) For the fiscal year ended September 30, 2008, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $22,200 and $209,751, respectively. For the fiscal year ended September 30, 2007, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $13,500 and $53,520, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant's investment adviser by the registrant's principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by ss. 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated. There have been no material changes to these procedures sine the registrant's last filing on Form N-CSR.


ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Causeway Capital Management Trust


By (Signature and Title)*                 /s/ Turner Swan
                                          -----------------------------------
                                          Turner Swan, President

Date: December 3, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ Turner Swan
                                          -----------------------------------
                                          Turner Swan, President


Date: December 3, 2008


By (Signature and Title)*                 /s/ Michael Lawson
                                          -----------------------------------
                                          Michael Lawson, Treasurer


Date: December 3, 2008


* Print the name and title of each signing officer under his or her signature.